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                                                                    EXHIBIT 10.4

     TRIMARC
     FINANCIAL                                         Master Lease No. MLA-1014
     -----------------------------------
     302 NORTH EL CAMINO REAL  SUITE 102
     SAN CLEMENTE  CA 92672
     TELEPHONE   (714) 498-5500
     FACSIMILE   (714) 498-7889


                            M A S T E R   L E A S E

Master lease dated as of January 30, 1998, by and between TRIMARC FINANCIAL ("Lessor"), with its principal office stated above, and NETSOLVE, INCORPORATED ("Lessee") having its principal office at 9130 JOLLYVILLE ROAD SUITE 200, AUSTIN, TEXAS 78759-7475.

1. MASTER LEASE: This is a Master Lease Agreement (hereafter "Lease"). The terms of each Lease Schedule(s) (hereafter "Schedule(s)") hereto and/or hereafter annexed are subject to any and all terms and conditions set forth herein. Subject to the following terms and conditions, Lessor hereby leases to and/or grants to Lessee the right to use certain items of property (regardless of the nature of which and without distinction, collectively hereafter referred to as "Equipment", and individually hereafter referred to as an "Item of Equipment") as described on the attached Schedule(s). Equipment shall also include all updates, upgrades, modifications, revisions, new versions, substitutions, enhancements, maintenance fixes, and any portions or parts thereof. Lessee agrees to hire and take and agrees to accept the right to use that certain Equipment, and such other Equipment described on supplemental Schedule(s) that the parties from time to time may annex to this Lease. This Lease shall give Lessee the right to use the Equipment at the specific location delineated on the Schedule(s) during the term of this Lease in accordance with the terms and conditions herein. Lessee shall not move the Equipment without Lessor's prior written approval which shall be subject to such terms and conditions as Lessor may then reasonably require. Lessor, at its sole option, may supply Items of Equipment, either new or used, that meet the specifications of Items of Equipment delineated on the Schedule(s).

2. QUIET ENJOYMENT: Provided that no Event of Default has occurred or is continuing hereunder, Lessor and/or its' Assignees shall not interfere with Lessee's quiet enjoyment and use of the Equipment.

3. TERM: The term of this Lease shall commence upon acceptance of this Lease by Lessor and shall continue thereafter so long as any Schedule(s) entered into pursuant to this Lease remains in effect. As to each Schedule attached to this Lease, this Lease shall be effective upon acceptance of such Schedule(s) by Lessor. The term for any Schedule(s) shall commence on the day that the Manufacturer/Vendor/Licensor or Lessee certifies that the Equipment has been delivered to and is usable by Lessee ("Commencement Date"). The Base Term of the Lease with respect to any Schedule(s) shall be indicated on the respective Schedule(s) and shall be calculated from the first day of the calendar quarter following the Commencement Date ("Base Lease Term"). A calendar quarter means a three-month period commencing on January 1, April 1, July 1 or October 1 of any calendar year. The Base Lease Term shall be extended for an additional one-year period at the final rental
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rate in effect as of the last billing period of the Base Lease Term unless
Lessee provides to Lessor written notice of Lessee's election not to extend the Base Lease Term at least one hundred eighty (180) days' prior to its expiration. At the expiration of the Base Lease Term (or, if extended, at the expiration of the "Extended Base Lease Term"), Lessee shall do one of the following: (A) purchase all of the Equipment under each Schedule for a mutually agreeable purchase price; (B) extend the Schedule(s) for a period of one (1) additional year at the final rental rate in effect as of the last billing period of the Base Lease Term of the respective Schedule(s); or (C) enter into a new lease with Lessor to lease property which replaces the Equipment under each Schedule and which has a cost greater than or equal to the original cost of the Equipment. With respect to options (A) and (C), Lessor and Lessee shall each have absolute discretion regarding their agreement or lack of agreement to the terms of either such arrangement. If the parties have not agreed to either option (A) or option (C) by the expiration of the Base Lease Term or Extended Base Lease Term, then option (B) shall prevail. At the end of the extension period under option (B), this Lease shall continue subject to termination by either Lessor or Lessee at the end of any calendar month, provided at least one hundred twenty (120) days' prior written notice of such termination is delivered to the other.

4. RENTALS: The quarterly rent payable for each Schedule shall be the amount shown on such Schedule. Lessee shall pay to Lessor the quarterly rent in advance for each quarter or any part thereof following the Commencement Date. The first Base Lease Term rental payment shall be made on the first day of the calendar quarter following the Commencement Date. A prorata portion of the quarterly rental charges, based on a daily rental of one-ninetieth (1/90th) of the quarterly rental calculated from the Commencement Date to the end of the calendar quarter, shall be due and payable at the Commencement Date. Installments of rent (or any portion thereof) which are not paid within ten (10) days after their due date shall be subject to a delinquency payment equal to five percent (5%) of the late installment. For delinquent installments of rent which remain unpaid at the end of each month, Lessee shall also pay to Lessor an administrative fee equal to two percent (2%) of the aggregate unpaid amount.
All rent shall be paid at the place of business of Lessor shown above or another place as Lessor may designate by written notice to Lessee. Except as otherwise provided in this Lease, Lessee's obligation to pay rent shall be absolute and unconditional under all circumstances, notwithstanding: (i) any setoff, counterclaim, recoupment, defense or other right which Lessee may have against Lessor for any reason whatsoever; (ii) any defect in the title, right to use, condition, operation, fitness for use, damage or destruction of or to the Equipment or any interruptions or cessations in use or possession for any reason whatsoever; (iii) any insolvency, bankruptcy, reorganization or similar proceedings instituted by or against Lessee. Any Deposit shall be returned to Lessee (without interest) if Lessor does not accept this Lease. Otherwise, upon acceptance of this Lease by Lessor, any Deposit shall be applied by Lessor (as specified on the Schedule) to rental or other payments or costs of Lessor due and owing under the Lease. Lessee hereby waives, to the extent permitted by applicable law, any and all right which it may now or at any time hereafter have to cancel, terminate, or surrender this Lease except in accordance with the express terms hereof.

5. ADDITIONS AND MODIFICATIONS: Without the prior written consent of Lessor, and completion of documentation of a form and substance required by Lessor, Lessee shall make no addition, upgrade, modification, alteration, improvement, or attachment to any of the Equipment. Lessor, at its sole option, may provide lease financing for any additions and modifications to
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Equipment required by Lessee during the Lease term, subject to the then prevailing rates and subject to acceptance by Lessor's Finance Committee.

6. NO WARRANTIES: LESSOR NOT BEING THE MANUFACTURER, DEVELOPER, PUBLISHER, DISTRIBUTOR, OR LICENSOR OF THE EQUIPMENT, MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO THE FITNESS, QUALITY, DESIGN, CONDITION, CAPACITY, SUITABILITY, MERCHANTABILITY OR PERFORMANCE OF THE EQUIPMENT OR OF THE MATERIAL OR WORKMANSHIP THEREOF. LESSEE AGREES THAT THE EQUIPMENT IS LEASED "AS IS". LESSEE REPRESENTS THAT ALL OF THE EQUIPMENT IS OF A SIZE, DESIGN AND CAPACITY SELECTED BY IT, AND THAT IT IS SATISFIED THAT THE SAME IS SUITABLE FOR LESSEE'S PURPOSES. NO DEFECT, DAMAGE OR UNFITNESS FOR ANY PURPOSE OF THE EQUIPMENT SHALL RELIEVE LESSEE OF ANY OBLIGATION UNDER THE LEASE. LESSOR HEREBY ASSIGNS TO LESSEE ANY AND ALL VENDOR'S WARRANTIES TO THE EXTENT ASSIGNABLE BY LESSOR. LESSEE AGREES THAT ITS REMEDIES, SHOULD IT FIND FAULT WITH ANY OF THE EQUIPMENT, SHALL BE AND ARE SOLELY TO THE MANUFACTURER/VENDOR/LICENSOR. THE FOREGOING SHALL SURVIVE TERMINATION OF THE RESPECTIVE LEASE TERM AND OF THIS LEASE.

7. USE, OPERATION AND MAINTENANCE: Lessee will provide a suitable place for the installation, operation and maintenance of all Equipment. Lessee, without expense to Lessor, shall enter into and keep in force during the entire term of this Lease the best Manufacturer's/Vendor's/Licensor's Maintenance Agreement and will ensure that Manufacturer(s)/Vendor(s)/Licensor(s) make all necessary repairs, adjustments, enhancements, updates, changes and replacements in accordance with the Maintenance Agreement. Lessee shall not do anything, or fail to do anything, to impair the Manufacturer's/Vendor's/Licensor's warranty with respect to any Equipment. Lessee shall comply with all laws, rules, regulations or order of any governmental agency with respect to the Equipment or to its use, operation, maintenance or storage. Lessor may from time to time during reasonable business hours enter upon any premises where any of the Equipment may be located for the purpose of confirming the condition and proper maintenance of the Equipment.

8. RISK OF LOSS: During any period in which the Equipment is in transit to or from, or in the possession of Lessee, Lessee shall assume all responsibility for loss, damage, any or all of the Equipment being confiscated, requisitioned, lost, stolen, destroyed, irreparably damaged from any cause whatsoever, or relinquished from Lessee's possession for any reason whatsoever, including, but not limited to, an unauthorized sale or trade-in (collectively, "Event of Casualty"), and shall indemnify and hold Lessor harmless against the same. Lessee shall immediately and fully inform Lessor in writing of any Event of Casualty. Following an Event of Casualty, Lessee, at its option, provided that no Event of Default has occurred or is continuing, otherwise at Lessor's option, shall do one of the following: 1) On the next succeeding rental payment date, pay to Lessor an amount equal to the Casualty Value as determined by the Casualty Schedule (for each respective Schedule) as of said rental payment date, in addition to all past due rentals and other amounts then due and owing, or 2) Replace the Equipment with identical Equipment of equal or greater value in a commercially expedient manner, completing documentation required by Lessor to perfect Lessor's security interest in the replacement Equipment, and provided no interruption in rental payments. The
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Casualty Value shall be calculated by multiplying the Equipment's original cost
(entire amount paid by Lessor to Manufacturer/Vendor/Licensor) by the percentage factor agreed to by Lessee and Lessor as set forth in the Casualty Schedule. Upon Lessee's payment to Lessor of the Casualty Value, the rental for such Schedule(s) shall cease to accrue as of the date the payment is tendered by Lessee to Lessor, and the term of the Lease as to the Schedule(s) shall terminate. Insurance proceeds received by Lessor as a result of an Event of Casualty with respect to any Schedule(s) shall be applied to reduce Lessee's obligation to pay the Casualty Value.

9. INDEMNITY: Lessee assumes liability for, and hereby agrees, at its own cost and expense, to indemnify, defend, and hold harmless Lessor, its agents, employees, officers, directors, successors and assigns, from and against any and all liabilities, losses, damages, injuries, claims (including, without limitation, claims based upon strict liability), demands, penalties, actions, costs and expenses, including legal expenses, of any kind or nature arising out of the use, condition (including, without limitation, latent and other defects, whether or not discoverable), operation, ownership, selection, delivery, leasing or return of any items of Equipment (including, without limitation, any claim for patent, trademark or copyright infringement), regardless of where, how and by whom operated, or for any interruptions of service, loss of business or consequential damages. These provisions shall survive the expiration or termination of this Lease.

10. INSURANCE: Lessee, at its expense, shall procure and maintain at all times that this Lease is in effect comprehensive public liability insurance for bodily injury and property damage resulting from the maintenance, use or transport of the Equipment; and property and casualty insurance covering all risks of loss or damage to the Equipment from every cause whatsoever including, without limitation, fire and theft. All such insurance shall be in such form and amounts and with such companies as shall be reasonably satisfactory to Lessor. Lessor, its successor or assigns, shall be named the loss payee with respect to insurance for damage to or loss of the Equipment and shall be named as an additional insured on the public liability insurance. All policies shall provide that no cancellation or material modification of such insurance shall be effective without thirty (30) days' prior written notice to Lessor, and shall not be invalidated as to Lessor by any act, omission or neglect of Lessee.

11. TAXES: Lessee shall pay directly, all License fees, registration fees, assessments and taxes (federal, state and local), which may now or hereafter be imposed upon the ownership, possession or use of the Equipment, excepting only those based on Lessor's income, and Lessee shall keep the Equipment free and clear of all levies, liens or encumbrances arising therefrom. ALL REQUIRED PERSONAL PROPERTY TAX RETURNS RELATING TO THE EQUIPMENT SHALL BE FILED BY LESSEE. Lessee covenants and agrees that Lessor shall be entitled to receive any and all federal and state tax credits and benefits, if any, applicable to the Equipment.

12. OWNERSHIP: Lessee shall at all times acknowledge, protect and defend, at its own cost and expense, the title and/or rights of Lessor from and against all claims, liens and legal processes, and keep all Equipment free and clear from all such claims, liens, and processes. The Equipment is and shall remain personal property of Lessor. Upon the expiration or termination of this Lease with respect to any Schedule(s), Lessee at its expense shall return all Equipment, free of liens or encumbrances, to Lessor. Title to all Equipment shall at all times remain in Lessor. In the event that
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any of the Equipment is Software, as reflected on any Schedule(s), regardless of the manner in which Lessee obtained the right to possess and use such Software, and any underlying agreement(s) between Lessee and Licensor, Lessee and Lessor hereby agree that, for purposes of this Lease, Lessor shall be deemed the Licensor, with all Licensor rights, but not any of the obligations, legal and otherwise. Lessee acknowledges that Lessor has paid Licensor for a perpetual license on any Software included in this Lease, and that Lessee's use of the Software during the term of this Lease constitutes full and adequate consideration from Lessor. Lessee hereby agrees that it will not surrender, transfer, substitute or modify any license agreement pertaining to any Software that is the subject of any Schedule(s) without first obtaining the written consent of Lessor.

13. EFFECTS OF TERMINATION OR EXPIRATION OF LEASE TERM: Immediately upon expiration or termination of the last applicable Lease Term ("Lease Termination") as defined under this Lease, Lessee shall fully discontinue its use of and return to Lessor all of the Equipment. In addition to Lessee's completing any documentation requested by Lessor to ensure that Lessee is returning to Lessor all of the Equipment in a manner consistent with the terms of this Lease, upon Lessor's written request, an authorized officer of Lessee shall, within ten (10) days thereafter, provide Lessor with a certified written statement, that: (i) all such tangible Equipment, and/or Software has been delivered to Lessor; (ii) all intangible records thereof have been destroyed;
(iii) Lessee has not retained such Equipment and/or Software in any form; (iv) Lessee will not use any Software after termination; and (v) Lessee has not received from Licensor(s) anything of value relating to or in exchange for Lessee's use, lease or possession of the Software (including, without limitation, a trade-in, substitution or upgrade allowance, the right to use the Software for additional periods or on additional hardware or at additional locations) other than Lessee's rights to use the Software during the term(s) of this Lease. Lessee hereby grants Lessor the right (which shall survive termination of this Lease) to inspect all of Lessee's locations during reasonable business hours to insure compliance with the provisions of this paragraph. If for any reason whatsoever Lessee does not immediately return all of the Equipment upon any Schedule's effective expiration date, the Lease will continue in full force and effect as to the Equipment not being returned (hereafter the "Holdover Equipment"), on a month-to-month rental subject to one hundred twenty (120) days' prior written notice of termination by either party. The monthly rental for the Holdover Equipment shall be the original cost of the Equipment multiplied by a monthly lease rental factor of eight percent (8%). The resulting monthly rental shall become due from and payable by Lessee to Lessor, pursuant to all the terms and conditions of the Lease.

14. PERFORMANCE OF LESSEE'S OBLIGATIONS BY LESSOR: If Lessee fails to perform any of its obligations under this Lease, Lessor may, at its option, perform the same for the account of Lessee without thereby waiving Lessee's default, and any amount paid, expense (including reasonable attorneys' fees), penalty or other liability incurred by Lessor in such performance shall be payable by Lessee to Lessor upon demand.

15. DEFAULT: An Event of Default shall occur if: (a) Lessee fails to pay any installment of rent, or other payment when due, and such failure is not cured within ten (10) days after written notice thereof; (b) Lessee fails to perform or observe any of its covenants or obligations set forth in this Lease, and such failure is not cured for fifteen (15) days after written notice thereof; (c) Any representation or warranty made by Lessee in this Lease or in any documents in connection with this
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Lease shall be untrue in any material respect; (d) Lessee ceases doing business as a going concern, makes an assignment for the benefit of creditors, admits in writing its insolvency, files a voluntary petition in bankruptcy, is adjudicated bankrupt or insolvent, files a petition, or takes any action seeking any reorganization, liquidation, dissolution or similar arrangement, or files an answer admitting the material allegations of a petition filed against it in any such proceeding, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of it or of all or a substantial part of its assets; (e) within sixty (60) days after the commencement of proceedings against Lessee or its assets seeking reorganization, liquidation, dissolution, attachment or execution or similar relief, such proceeding shall not have been dismissed, or if within sixty (60) days after the appointment, without Lessee's consent, of any trustee, receiver of liquidator of it or all or any substantial part of its assets, such appointment shall not be vacated; (f) Lessee attempts to remove, transfer, sell, sublicense, encumber, part with possession, or sublet the Equipment without Lessor's prior written consent; (g) Lessee attempts to assign or transfer this Lease or its interest hereunder without Lessor's prior written consent, or (h) through sale, assignment, buyout, bankruptcy, merger, or any change of ownership of any type, form or manner, Lessee's credit worthiness materially deteriorates as judged solely by Lessor.

16. REMEDIES: If an Event of Default shall occur, Lessor may exercise at its sole option, but not specifically limited thereto, any one or more of the following remedies: (a) terminate this Lease and any and/or all of the Schedules annexed hereto and Lessee's rights hereunder, (b) by court action or other legal proceeding, enforce performance by Lessee of the applicable covenants of this Lease or recover damages for the breach, (c) by notice in writing to Lessee, recover all amounts due on or before the date Lessor declared this Lease to be in default, plus, as liquidated damages for loss of a bargain and not as a penalty, accelerate, and declare to be immediately due and payable the present value of all rentals and other sums payable hereunder discounted at six percent (6%) without any presentment, demand, protest or further notice (all of which hereby are expressly waived by Lessee), whereupon the same shall be immediately due and payable, and (d) enter upon Lessee's premises where any of the Equipment is located with or without notice or process of law and free from all claims by Lessee and take immediate possession of the Equipment. The exercise of any of the foregoing remedies by Lessor shall not constitute a termination of this Lease unless Lessor so notifies Lessee in writing. At Lessor's sole option, Lessor may sell, lease or otherwise dispose of the Equipment in any form or manner determined by Lessor. In the event that Lessor releases the Equipment, any rental received therefrom by Lessor for the remaining Lease Term (as defined in this Lease) shall be applied to the payment of: (i) all costs and expenses (including reasonable attorneys' fees) incurred by Lessor, and (ii) the rentals for the remainder of the Lease Term and all other sums then remaining unpaid under this Lease. All rentals received by Lessor for the period commencing after the remaining Lease Term shall be retained by Lessor. In the event that Lessor shall sell the Equipment, the proceeds thereof shall be applied to the sum of:
(i) all costs and expenses (including reasonable attorneys' fees) incurred by Lessor in repossessing and disposing of such Equipment, (ii) rentals accrued under this Lease, but unpaid up to the time of such disposition, (iii) any and all other sums other than rentals then owing to Lessor by Lessee hereunder, and
(iv) the Casualty Value of such Equipment determined as of the date of such disposition in accordance with Section 8 herein. The remaining balance of such proceeds, if any, shall be applied first to reimburse Lessee for any sums previously paid by Lessee as liquidated damages, and any remaining amounts shall be retained by Lessor. Lessee shall remain liable to Lessor to the extent that the aggregate amount of the sums
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referred to in clauses (i) and (ii) above in the event of a release, and clauses
(i), (ii), (iii) and (iv) in a sale and/or disposition exceed the aggregate rentals received by Lessor under such Schedule(s) for the respective remaining Lease Term and/or aggregate proceeds received by Lessor in connection with the disposition of the Equipment covered by such Schedule(s). Lessor's remedies under this Lease shall not be deemed exclusive. Waiver of any default or breach of this Lease shall not be construed as a waiver of subsequent or continuing defaults or breaches.

17. APPLICABLE LAW: THIS LEASE SHALL BE CONSTRUED IN ACCORDANCE WITH AND ALL ACTIONS ARISING THEREUNDER, WHETHER BASED IN TORT AND/OR ON CONTRACT, OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF CALIFORNIA (EXCLUSIVE OF PRINCIPLES OF CONFLICT OF LAWS). If any party to this Lease brings any action to enforce any of the terms, or to recover for any breach, then the prevailing party shall be entitled to recover reasonable attorneys' fees, costs of suit and collection from the other party. Lessee agrees that any causes of action, disputes or demands whatsoever which relate to or arise from this Lease shall, at the election of Lessor or its assignee, be filed and conducted exclusively in the Courts of the State of California, County of Orange, including but not limited to Superior or Municipal Court. Lessee hereby voluntarily and irrevocably consents, and agrees to submit to the personal jurisdiction of the Courts of the State of California, County of Orange, and Lessee hereby waives its rights to a jury trial in any litigation arising out of this Lease or Equipment.

18. TRANSPORTATION; INSTALLATION/DEINSTALLATION; RETURN: All installation, deinstallation, including packing materials and maintenance certification/recertification by the Manufacturer/Vendor/Licensor, transportation, rigging and drayage charges on delivery or redelivery of the Equipment to and from Lessee shall be paid by Lessee. Upon expiration or termination of the Lease for any item of Equipment, Lessee shall promptly return the Equipment, freight prepaid, to a location in the continental United States specified by Lessor, and shall pay to Lessor an amount equal to three percent (3%) of the Equipment's original cost as an inspection, refurbishment and restocking fee.

19. FURTHER ASSURANCES: Lessee's signing of this Lease and each Schedule attached thereto, or any Schedule later signed by Lessee that is to be attached to this executed Lease, shall constitute an offer to Lessor to enter into the Lease. In consideration of Lessor's time and efforts in reviewing and acting on the offer, Lessee agrees that its offer shall be irrevocable unless and until revoked by Lessee by providing twenty (20) business days' prior written notice of such revocation to Lessor. Lessor's signing of this Lease and each Schedule attached thereto, or any Schedule later signed by Lessee that is to be attached to this executed Lease, shall constitute acceptance of Lessee's offer to enter into the Lease. Upon acceptance of the Lease by Lessor and/or Lessor's assignment of the Lease, Lessee shall execute such instruments and other documents as Lessor deems necessary or desirable for confirmation, assignment and assurance of performance by Lessee of its obligations hereunder or for perfection of the Lease including, but not limited to, the filing of the Lease or the filing of Uniform Commercial Code Financing Statements (which Lessee agrees may be executed by Lessor on Lessee's behalf). Lessee will promptly reimburse Lessor for any filing or recordation fees or expenses (including lien search fees, legal fees and costs) incurred by Lessor in perfecting or protecting its interests in the Equipment and under the Lease. Lessee further authorizes Lessor
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to insert applicable dates as necessary to complete such supplemental documentation. Prior to Lessor's acceptance of the Lease and during the Base Lease Term or any extension period, Lessee shall also provide Lessor with all credit information reasonably requested by Lessor, including but not limited to comparative audited financial statements for the most current year and interim reporting period. Lessee's failure to provide such information to Lessor shall be an event of default under Section 15 herein. With respect to each Schedule attached to this Lease, Lessor, in its sole and absolute discretion, may require, as a condition of its approval, Lessee to provide Lessor with a lease guarantee(s) in form and substance acceptable to Lessor (the "Lease Guarantee(s)") from such individual(s), partner(s) and/or affiliated corporation(s) who have substantial control over Lessee's operations. Lessee agrees to procure such Lease Guarantee(s) promptly upon Lessor's written request.

20. REPRESENTATIONS AND WARRANTIES OF LESSEE: Lessee hereby represents, warrants and covenants that with respect to this Lease or any attachment executed thereunder, that: a) the execution, delivery and performance thereof by Lessee has been duly authorized by Lessee; b) the individual(s) signing on behalf of Lessee has authority to do so; c) any and all financial statements or other information supplied to Lessor are accurate and complete and d) the execution and/or performance thereof will not result in any default under or breach of any judgment, order, law or regulation applicable to Lessee, or of any provision of Lessee's articles of incorporation, bylaws, or any agreement to which Lessee is a party.

21. NOTICES: All notices to Lessor must be delivered in person to an officer of Lessor or sent certified mail return receipt requested to Lessor at its address shown above or at any later address last known to sender. All notices to Lessee shall be in writing and shall be delivered by mail at its address shown herein or at any later address last known to the sender.

22. AGREEMENTS: All agreements and representations contained in this Lease, or in any document or certificate in connection herewith, shall survive the expiration or other termination of this Lease. Any provision of this Lease which may be determined by competent authority to be unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such unenforceability without invalidating the remaining provisions hereof. To the extent permitted by applicable law, Lessee hereby waives any provision of law which renders any provision hereof prohibited or unenforceable. Time is of the essence for this Lease.

23. ASSIGNMENT: WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, LESSEE SHALL NOT ASSIGN THIS LEASE OR ITS INTEREST HEREUNDER IN ANY FORM OR MANNER. LESSOR MAY WITHOUT NOTICE TO LESSEE ASSIGN ALL OR ANY PORTION OF ITS RIGHT, TITLE, INTEREST, OR ANY OTHER RIGHTS IT MAY HAVE AS AN OWNER AND LESSOR OF THE EQUIPMENT TO ANY ASSIGNEE ("ASSIGNEE"). LESSEE HEREBY CONSENTS TO SUCH ASSIGNMENT AND FURTHER ACKNOWLEDGES AND AGREES THAT ASSIGNEE DOES NOT ASSUME ANY OF THE OBLIGATIONS OF LESSOR HEREUNDER, AND, IF SO DIRECTED BY LESSOR, TO PAY ALL ASSIGNED RENTALS DUE UNDER THE LEASE DIRECTLY TO ASSIGNEE UNCONDITIONALLY WITHOUT OFFSET AND THAT SUCH RENTALS SHALL BE PAYABLE NOTWITHSTANDING ANY DEFENSE OR COUNTERCLAIM,
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WHATSOEVER WHETHER BY REASON OF BREACH OF THE LEASE, THE EXERCISE OF ANY RIGHT
HEREUNDER, OR OTHERWISE, WHICH IT MAY OR MIGHT NOW OR HEREAFTER HAVE AS AGAINST LESSOR (LESSEE RESERVING ITS RIGHT TO HAVE RECOURSE DIRECTLY AGAINST LESSOR ON ACCOUNT OF ANY SUCH DEFENSE OR COUNTERCLAIM), AND THAT SUBJECT TO AND WITHOUT IMPAIRMENT OF LESSEE'S LEASEHOLD RIGHTS IN AND TO THE EQUIPMENT, LESSEE SHALL HOLD THE EQUIPMENT AND THE POSSESSION THEREOF FOR THE ASSIGNEE TO THE EXTENT OF THE ASSIGNEE'S RIGHTS THEREIN, AND THAT ANY ASSIGNMENT BY LESSOR WOULD NOT MATERIALLY ALTER THE DUTIES OF, NOR THE BURDEN OF RISK IMPOSED ON THE LESSEE.

24. UNIFORM COMMERCIAL CODE ACKNOWLEDGMENT: This Lease is a "Finance Lease" as defined in, and for the purpose only of Division 10 of the California Commercial Code and not necessarily for any accounting purpose or otherwise. Lessee acknowledges that Lessor has informed or advised Lessee, either previously or by this Lease, of the following: (i) the identity of the Supplier, (ii) that Lessee may have rights under the Supply Contract, and (iii) that Lessee may contact the Supplier for a description of any such rights. The terms "Finance Lease", "Supply Contract" and "Supplier" as used herein have the meanings ascribed to them under Division 10 of the California Commercial Code.

THIS LEASE CAN BE MODIFIED BY WRITTEN ADDENDUM DULY SIGNED BY PERSONS AUTHORIZED TO SIGN AGREEMENTS ON BEHALF OF LESSEE AND BY A DULY AUTHORIZED OFFICER OF TRIMARC FINANCIAL. LESSEE UNDERSTANDS AND ACKNOWLEDGES THAT LESSOR DOES NOT AND HAS NOT ENGAGED ANYONE TO REPRESENT LESSOR IN ANY CONNECTION WHATSOEVER WITH THIS LEASE. NO WRITTEN AND/OR ORAL REPRESENTATION BY ANY THIRD PARTY OR ANYONE EMPLOYED BY LESSOR (OTHER THAN WRITTEN REPRESENTATIONS DULY EXECUTED BY AUTHORIZED OFFICERS OF LESSOR) IS BINDING UPON LESSOR. LESSOR AND LESSEE ACKNOWLEDGE THAT THERE ARE NO AGREEMENTS OR UNDERSTANDINGS, WRITTEN OR ORAL, BETWEEN THEM WITH RESPECT TO THE EQUIPMENT OTHER THAN THE TERMS AND CONDITIONS OF THIS LEASE, AND THE SCHEDULE(S) HERETO, AND ADDENDA A. B. AND C.

Lessee:x                                Lessor: [Signature of David E. Brill]
--------------------------------------  ----------------------------------------
                  Authorized Signature                      Authorized Signature

THIS LEASE IS SUBJECT TO APPROVAL AND ACCEPTANCE BY TRIMARC FINANCIAL'S FINANCE COMMITTEE.

By execution hereof, the signer hereby certifies that he has read this Lease, and all Schedule(s) attached hereto. Until this Lease (or an identical counterpart thereof) has been signed by a duly authorized officer of Trimarc Financial it shall constitute an offer by Lessee to enter into this Lease Agreement with Lessor on the terms stated herein.

Lessee:  NETSOLVE, INCORPORATED         LESSOR: T r i m a r c  F i n a n c i a l
---------------------------------

Signature:                              Signature:
        [Signature of Craig S. Tysdal]          [Signature of David E. Brill]
--------------------------------------  ----------------------------------------
Name:  CRAIG S. TYSDAL                  Name:  DAVID E. BRILL
--------------------------------------  ----------------------------------------
Title:  PRESIDENT & CEO                 Title:  VICE PRESIDENT
--------------------------------------  ----------------------------------------
Date Offered:x JANUARY 30, 1998         Date Accepted:  JANUARY 30, 1998
--------------------------------------  ----------------------------------------